                                                                      EXHIBIT 99

INVESTOR RELATIONS CONTACT:                  MEDIA RELATIONS CONTACT:
Neil Yekell                                  Arch Currid
(713) 918-4233                               (713) 918-3236
neil_yekell@bmc.com                          arch_currid@bmc.com


     BMC SOFTWARE EXCEEDS SECOND QUARTER EPS AND REVENUE CONSENSUS ESTIMATES

                    Company Raises Fiscal Year 2005 Guidance

HOUSTON -- (November 2, 2004) -- BMC Software, Inc. [NYSE: BMC] today announced financial results for its second quarter of fiscal 2005 ended September 30, 2004.

         BMC Software's net earnings excluding special items for the second quarter of fiscal 2005 were $35.2 million, or $0.16 per diluted common share, which compares to net earnings of $22.2 million, or $0.10 per diluted common share a year ago. This exceeds the consensus estimate of $0.14 per share and is at the upper end of the Company's guidance range of $0.12 to $0.16 per share. Fiscal 2005 second quarter net earnings on a GAAP basis were $12.7 million, or $0.06 per share, which compares to a net loss of $13.2 million, or a loss of $0.06 per share, in the second quarter of fiscal 2004. Included in the financial tables is a reconciliation of results excluding special items and GAAP results.

         Total revenues in the second quarter of fiscal 2005 were $355.1 million, an increase of 6 percent compared to the second quarter of fiscal 2004. This exceeds the consensus estimate of $347 million and is at the upper end of the Company's guidance range of $340 to $355 million. Operating expenses excluding $31.0 million in special charges were $321.9 million, compared to $320.8 million in same quarter a year ago excluding $49.7 million in special items.
         "Overall we saw improvement in the technology spending environment in the second quarter, particularly in the United States," said Bob Beauchamp, president and CEO, BMC Software. "We did a good job of executing this quarter as evidenced by our strong revenue, earnings per share and license bookings results. License bookings had strong sequential growth across all our major product lines and across all major geographies. We also continued to show solid expense management and demonstrated significant improvement in our operating margins as we more than doubled our operating margins compared to the same quarter a year ago."

         License bookings in the second quarter of fiscal 2005 were $147.2 million, a 76 percent increase over the first quarter of fiscal 2005. License bookings increased 11 percent year-over-year. The following table illustrates license bookings:

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates /Page 2

                  SECOND QUARTER FY05 BUSINESS SEGMENT RESULTS

                                                     NET CHANGE                              LICENSE            LICENSE
                                                    IN DEFERRED                              BOOKINGS           BOOKINGS
                                     LICENSE          LICENSE             LICENSE         PERCENT GROWTH     PERCENT GROWTH
       ($ IN MILLIONS)               REVENUES         REVENUES           BOOKINGS*          VS. Q2FY04         VS. Q1FY05
                                   ------------     ------------        ------------      --------------     --------------
   DM - Mainframe                          36.0             11.0                47.0                 32%               185%
   MAINVIEW(R)                             10.0             (1.9)                8.1                (22)%               50%
---------------------------------------------------------------------------------------------------------------------------
Mainframe Management                       46.0              9.1                55.1                 20%               152%
---------------------------------------------------------------------------------------------------------------------------
   Scheduling & Output Mgmt.               12.1              0.5                12.6                  2%                42%
   DM - Distributed Systems                13.4             (1.2)               12.2                 11%                27%
   PATROL(R)                               21.2              1.2                22.4                (30)%               38%
---------------------------------------------------------------------------------------------------------------------------
Distributed Systems Mgmt.                  46.7              0.5                47.2                (14)%               36%
---------------------------------------------------------------------------------------------------------------------------
Service Management                         38.7              4.0                42.7                 48%                60%
===========================================================================================================================
Identity Management                         1.1              0.7                 1.8                (40)%               80%
===========================================================================================================================
TOTAL BMC                                 132.5             14.7**             147.2**               11%                76%
===========================================================================================================================

*License bookings measure the value of new license contracts signed during the quarter, including both the amount that goes to the income statement and the amount that goes to the deferred license revenue account on the balance sheet. License bookings can be calculated by adding license revenues and the net change in the deferred license revenue balance.

** Due to the exclusion of the non-material category of "Other," all totals do not foot.

         BMC Software maintained its strong financial position with a cash and marketable securities balance of over $1.0 billion and a record total deferred revenue balance of $1.407 billion. Cash flows from operations were $10.0 million in the second quarter and $100.1 million for the first six months of fiscal 2005.

         BMC Software continued its stock repurchase program by spending $25.0 million to repurchase approximately 1.6 million shares during the second fiscal quarter. Approximately $262 million remains in this program.

           BMC Software recently reached an agreement in principle with Nastel Technologies in the previously disclosed complaint whereby BMC Software will pay Nastel Technologies $11.25 million. Nastel Technologies filed a complaint against BMC Software alleging among other claims that Boole and Babbage, a company that BMC Software acquired in 1999, had exceeded license rights of software prior to its acquisition by BMC, and that BMC then stopped marketing certain products in 1999. BMC Software determined that the best course of action was to resolve this issue. This amount is shown as a "settlement of litigation" in our second quarter GAAP income statement and is not included in BMC Software's earnings excluding special items. The cash outlay related to this settlement will likely occur in the third quarter.

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates /Page 3

     THIRD QUARTER AND FISCAL 2005 GUIDANCE

     The Company expects third quarter revenues to be in the $380 to $395 million range and expects third quarter earnings per share excluding special items to be in the $0.18 to $0.23 per share range. Third quarter estimates do not include an estimated $0.06 per share of amortization of acquired technology and intangibles.

     The Company is raising full year guidance and now expects fiscal 2005 revenues to be in the $1.47 to $1.50 billion range and expects fiscal 2005 earnings per share excluding special items to be in the $0.67 to $0.77 per share range. Fiscal 2005 estimates do not include an estimated $0.23 per share of amortization of acquired technology and intangibles.

     BMC Software expects cash flows from operations for fiscal 2005 to be over $400 million, which is unchanged from prior expectations.

     A CONFERENCE CALL TO DISCUSS SECOND QUARTER RESULTS IS SCHEDULED FOR TODAY, NOVEMBER 2, 2004 AT 11:00 A.M. CENTRAL TIME. THOSE INTERESTED IN PARTICIPATING MAY CALL (913) 981-5591 AND USE THE PASSCODE BMC. TO ACCESS A REPLAY OF THE CONFERENCE CALL, WHICH WILL BE AVAILABLE FOR ONE WEEK, DIAL (719) 457-0820 AND USE THE PASSCODE BMC. A LIVE WEBCAST OF THE CONFERENCE CALL AND PRESENTATION WILL BE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.BMC.COM/INVESTORS. A REPLAY OF THE WEBCAST WILL BE AVAILABLE WITHIN 24 HOURS AND ARCHIVED ON THE WEBSITE FOR 90 DAYS.

     NON-GAAP FINANCIAL MEASURES

     This press release includes financial measures for net earnings, earnings per share (EPS) and operating expenses that exclude certain charges and, therefore, have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). A detailed reconciliation between the GAAP results and results excluding special items (non-GAAP) is included with the financial tables accompanying this press release. BMC Software has provided these non-GAAP measures in its press releases reporting historical financial results because the Company believes these measures provide a consistent basis for comparison between quarters, as they are not influenced by certain non-cash or non-recurring expenses and are therefore useful to investors in helping them understand the financial condition of BMC Software by focusing on the performance

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates /Page 4

of its core operations. Management uses these non-GAAP financial measures internally to evaluate the Company's performance and as a key variable in determining management compensation. These non-GAAP measures should not be considered an alternative to GAAP, and these non-GAAP measures may not be comparable to information provided by other companies.

     ABOUT BMC SOFTWARE

     BMC Software, Inc. [NYSE:BMC] is a leading provider of enterprise management solutions that empower companies to manage their IT infrastructure from a business perspective. Delivering Business Service Management, BMC Software solutions span enterprise systems, applications, databases and service management. Founded in 1980, BMC Software has offices worldwide and fiscal 2004 revenues of more than $1.4 billion. For more information about BMC Software, visit www.bmc.com.

     This news release contains both historical information and forward-looking information. Statements of plans, objectives, strategies and expectations for future operations and results, identified by words such as "believe," "anticipate," "expect," "estimate" and "guidance" are forward-looking statements. Numerous important factors affect BMC Software's operating results and could cause BMC Software's actual results to differ materially from the results indicated by this press release or by any other forward-looking statements made by, or on behalf of, BMC Software, and there can be no assurance that future results will meet expectations, estimates or projections. These factors include, but are not limited to, the following: 1) BMC Software's revenues and earnings are subject to a number of factors, including the significant percentage of quarterly sales typically closed at the end of each quarter, that make estimation of operating results prior to the end of a quarter extremely uncertain; 2) BMC Software's operating costs and expenses are relatively fixed over the short term; 3) increased competition and pricing pressures could adversely affect BMC Software's earnings; 4) growth in BMC Software's mainframe revenues is dependent on demand for significant additional mainframe MIPS capacity; 5) BMC Software's maintenance revenue could decline if maintenance renewal rates decline or if license revenues do not grow; 6) new software products and product strategies may not be timely introduced or successfully adopted; 7) BMC Software's quarterly cash flow from operations is and has been volatile and is dependent upon a number of factors described in BMC Software's filings with the SEC; 8) BMC Software's effective tax rate is subject to quarterly fluctuation and any change in such tax rate could affect the Company's earnings; and 9) the additional risks and important factors described in BMC Software's quarterly reports on Form 10-Q and in its Annual Report to Stockholders on Form 10-K for the fiscal year ended March 31, 2004 and other filings with the SEC. BMC Software undertakes no obligation to update information contained in this release.

                                       ###

BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. All other trademarks or registered trademarks belong to their respective companies.
(C) 2004, BMC Software, Inc. All rights reserved.

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates
Page 5

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                   (UNAUDITED)

                                                                      Three Months Ended
                                                                         September 30,
                                                                 ------------------------------
                                                                    Fiscal            Fiscal          Percentage
                                                                     2004              2005             Change
                                                                 ------------      ------------      ------------

                                                                     (In millions, except
                                                                         per share data)

Revenues:
        License                                                  $      124.7      $      132.5                6%
        Maintenance                                                     188.2             199.9                6%
        Professional services                                            20.9              22.7                9%
                                                                 ------------      ------------
              Total revenues                                            333.8             355.1                6%
                                                                 ------------      ------------

Selling and marketing expenses                                          140.2             131.2               -6%
Research, development and support expenses                              147.1             117.7              -20%
Cost of professional services                                            20.0              23.2               16%
General and administrative expenses                                      47.9              49.9                4%
Settlement of litigation                                                   --              11.3              n/m
Acquired research and development                                          --               0.2              n/m
Amortization of acquired technology & intangibles                        15.3              19.4               27%
                                                                 ------------      ------------
              Total operating expenses                                  370.5             352.9               -5%
                                                                 ------------      ------------
              Operating income (loss)                                   (36.7)              2.2              n/m
Other income, net                                                        17.8              15.7              -12%
                                                                 ------------      ------------
              Earnings (loss) before income taxes                       (18.9)             17.9              n/m
Income tax provision (benefit)                                           (5.7)              5.2              n/m
                                                                 ------------      ------------
              Net earnings (loss)                                $      (13.2)     $       12.7              n/m
                                                                 ============      ============

Diluted earnings (loss) per share                                $      (0.06)     $       0.06              n/m
                                                                 ============      ============

Shares used in computing diluted earnings (loss) per share              227.1             223.9               -1%
                                                                 ============      ============

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates
Page 6

                    BMC SOFTWARE, INC. AND SUBSIDIARIES
              STATEMENTS OF OPERATIONS EXCLUDING SPECIAL ITEMS

                                (UNAUDITED)

                                                                            Three Months Ended
                                                                              September 30,
                                                                      -----------------------------
                                                                         Fiscal           Fiscal         Percentage
                                                                          2004             2005            Change
                                                                      ------------     ------------     ------------

                                                                                (In millions, except
                                                                                  per share data)

     Revenues:
             License                                                  $      124.7     $      132.5                6%
             Maintenance                                                     188.2            199.9                6%
             Professional services                                            20.9             22.7                9%
                                                                      ------------     ------------
                   Total revenues                                            333.8            355.1                6%
                                                                      ------------     ------------

     Selling and marketing expenses                                          121.9            130.3                7%
     Research, development and support expenses                              135.5            118.5              -13%
     Cost of professional services                                            17.8             23.2               30%
     General and administrative expenses                                      45.6             49.9                9%
                                                                      ------------     ------------
                   Total operating expenses                                  320.8            321.9                0%
                                                                      ------------     ------------
                   Operating income (loss)                                    13.0             33.2              155%
     Other income, net                                                        17.8             15.7              -12%
                                                                      ------------     ------------
                   Earnings (loss) before income taxes                        30.8             48.9               59%
     Income tax provision (benefit)                                            8.6             13.7               59%
                                                                      ------------     ------------
                   Net earnings (loss)                                $       22.2     $       35.2               59%
                                                                      ============     ============

     Diluted earnings (loss) per share                                $       0.10     $       0.16               60%
                                                                      ============     ============

     Shares used in computing diluted earnings (loss) per share              227.9            223.9               -2%
                                                                      ============     ============


     See the accompanying Supplemental Analysis of Effect of Special Items, where these Statements of Operations Before Special Items are reconciled to the Statements of Operations prepared in accordance with U.S. generally accepted accounting principles.

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates
Page 7


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                   (UNAUDITED)

                                                                             Six Months Ended
                                                                               September 30,
                                                                      ------------------------------
                                                                         Fiscal            Fiscal          Percentage
                                                                          2004              2005             Change
                                                                      ------------      ------------      ------------

                                                                             (In millions, except
                                                                                per share data)

     Revenues:
             License                                                  $      232.3      $      232.8                0%
             Maintenance                                                     371.7             404.7                9%
             Professional services                                            39.7              43.6               10%
                                                                      ------------      ------------
                   Total revenues                                            643.7             681.1                6%
                                                                      ------------      ------------

     Selling and marketing expenses                                          278.1             255.9               -8%
     Research, development and support expenses                              274.4             227.0              -17%
     Cost of professional services                                            39.0              43.7               12%
     General and administrative expenses                                      85.2              92.6                9%
     Settlement of litigation                                                   --              11.3              n/m
     Acquired research and development                                          --               0.2              n/m
     Amortization of acquired technology & intangibles                        30.9              35.5               15%
                                                                      ------------      ------------
                   Total operating expenses                                  707.6             666.2               -6%
                                                                      ------------      ------------
                   Operating income (loss)                                   (63.9)             14.9              n/m
     Other income, net                                                        38.6              33.3              -14%
                                                                      ------------      ------------
                   Earnings (loss) before income taxes                       (25.3)             48.2              n/m
     Income tax provision (benefit)                                           (6.0)             24.8              n/m
                                                                      ------------      ------------
                   Net earnings (loss)                                $      (19.3)     $       23.4              n/m
                                                                      ============      ============

     Diluted earnings (loss) per share                                $      (0.08)     $       0.10              n/m
                                                                      ============      ============

     Shares used in computing diluted earnings (loss) per share              228.3             224.5               -2%
                                                                      ============      ============

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates
Page 8

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                                 BALANCE SHEETS

                                                              March 31,      September 30,
                                                                2004             2004
                                                            ------------     ------------
                                                                              (Unaudited)

                                                                    (In millions)

Current assets:
      Cash and cash equivalents                             $      612.3     $      479.0(a)
      Marketable securities                                        296.6            166.3(a)
      Trade accounts receivable, net                               172.6            134.2
      Current trade finance receivables, net                       175.5            149.8
      Other current assets                                         167.9            145.9
                                                            ------------     ------------
           Total current assets                                  1,424.9          1,075.2

Property and equipment, net                                        396.0            406.2
Software development costs and related assets, net                 138.9            130.8
Long-term marketable securities                                    304.1            374.0(a)
Long-term finance receivables, net                                 158.7            179.4
Acquired technology, goodwill and intangibles, net                 520.1            685.0
Other long-term assets                                             102.1            151.6
                                                            ------------     ------------

                                                            $    3,044.8     $    3,002.2
                                                            ============     ============

Current liabilities:
      Accounts payable and accrued liabilities              $      318.5     $      283.5
      Current portion of deferred revenue                          668.4            689.6
                                                            ------------     ------------
           Total current liabilities                               986.9            973.1

Long-term deferred revenue                                         733.2            717.8
Other long-term liabilities                                        109.5             92.9

Total stockholders' equity                                       1,215.2          1,218.4
                                                            ------------     ------------

                                                            $    3,044.8     $    3,002.2
                                                            ============     ============

(a) Total cash and marketable securities are $1,019.3 at September 30, 2004.

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates
Page 9

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)

                                                                                              Six Months Ended
                                                                                               September 30,
                                                                                       ------------------------------
                                                                                          Fiscal            Fiscal
                                                                                           2004              2005
                                                                                       ------------      ------------

                                                                                              (In millions)
     Cash flows from operating activities:
      Net earnings (loss)                                                              $      (19.3)     $       23.4
      Adjustments to reconcile net earnings (loss) to net cash
           provided by (used in) operating activities:
           Acquired research and development                                                     --               0.2
           Depreciation and amortization                                                      134.7             102.5
           Impairment of technology assets and investments                                       --               1.0
           (Gain) loss on marketable securities                                                (0.2)              1.8
           Earned portion of stock-based compensation                                           1.0               1.4
           (Increase) decrease in finance receivables                                         105.0               1.7
           Increase (decrease) in payables to third-party financing institutions
              for finance receivables                                                         (34.2)            (25.4)
           Increase (decrease) in accrued exit costs                                            9.1             (17.0)
           Net change in trade receivables, payables, deferred revenue and
              other components of working capital                                             (38.0)             10.5
                                                                                       ------------      ------------
               Net cash provided by (used in) operating activities                            158.1             100.1
                                                                                       ------------      ------------

     Cash flows from investing activities:
      Cash paid for technology acquisitions and other investments,
       net of cash acquired                                                                    (6.7)           (212.0)
      Adjustment of cash paid for Remedy acquisition                                            7.2                --
      Return of capital for cost-basis investments                                              0.1               0.7
      Proceeds from sale of technology                                                          2.0                --
      Proceeds from sale of financial instruments and other                                      --               4.5
      Purchases of marketable securities                                                     (267.2)           (115.5)
      Maturities of/proceeds from sales of marketable securities                              130.2             187.0
      Purchases of property and equipment                                                     (22.9)            (34.4)
      Capitalization of software development costs and related assets                         (31.8)            (29.6)
                                                                                       ------------      ------------
               Net cash provided by (used in) investing activities                           (189.1)           (199.3)
                                                                                       ------------      ------------

     Cash flows from financing activities:
      Payments on capital leases                                                                 --              (2.3)
      Stock options exercised and other                                                         9.0              13.4
      Treasury stock acquired                                                                 (90.0)            (45.0)
                                                                                       ------------      ------------
               Net cash provided by (used in) financing activities                            (81.0)            (33.9)
                                                                                       ------------      ------------
     Effect of exchange rate changes on cash                                                    3.3              (0.2)
                                                                                       ------------      ------------
     Net change in cash and cash equivalents                                                 (108.7)           (133.3)
     Cash and cash equivalents, beginning of period                                           500.1             612.3
                                                                                       ------------      ------------
     Cash and cash equivalents, end of period                                          $      391.4      $      479.0
                                                                                       ============      ============

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates
Page 10

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS

                                   (UNAUDITED)

                                               Three Months Ended September 30, 2003     Three Months Ended September 30, 2004
                                            ------------------------------------------  -----------------------------------------
                                                           Special         Excluding                  Special         Excluding
                                            As Reported     Items        Special Items  As Reported    Items        Special Items
                                            ----------    ----------     -------------  -----------  ----------     -------------

                                               (In millions, except per share data)       (In millions, except per share data)
Revenues:
        License                             $    124.7    $       --       $    124.7   $    132.5   $       --       $    132.5
        Maintenance                              188.2            --            188.2        199.9           --            199.9
        Professional services                     20.9            --             20.9         22.7           --             22.7
                                            ----------    ----------       ----------   ----------   ----------       ----------
              Total revenues                     333.8            --            333.8        355.1           --            355.1
                                            ----------    ----------       ----------   ----------   ----------       ----------

Selling and marketing expenses                   140.2         (18.3)(a)        121.9        131.2         (0.9)(b)        130.3
Research, development and support
     expenses                                    147.1         (11.6)(a)        135.5        117.7          0.8(b)         118.5
Cost of professional services                     20.0          (2.2)(a)         17.8         23.2           --             23.2
General and administrative expenses               47.9          (2.3)(a)         45.6         49.9           --             49.9
Settlement of litigation                            --            --               --         11.3        (11.3)(c)           --
Acquired research and development                   --            --               --          0.2         (0.2)(d)           --
Amortization of acquired technology
     & intangibles                                15.3         (15.3)(e)           --         19.4        (19.4)(e)           --
                                            ----------    ----------       ----------   ----------   ----------       ----------
              Total operating expenses           370.5         (49.7)           320.8        352.9        (31.0)           321.9
                                            ----------    ----------       ----------   ----------   ----------       ----------
              Operating income (loss)            (36.7)         49.7             13.0          2.2         31.0             33.2
Other income, net                                 17.8            --             17.8         15.7           --             15.7
                                            ----------    ----------       ----------   ----------   ----------       ----------
              Earnings (loss) before
                   income taxes                  (18.9)         49.7             30.8         17.9         31.0             48.9
Income tax provision (benefit)                    (5.7)         14.3(f)           8.6          5.2          8.5(f)          13.7
                                            ----------    ----------       ----------   ----------   ----------       ----------
              Net earnings (loss)           $    (13.2)   $     35.4       $     22.2   $     12.7   $     22.5       $     35.2
                                            ==========    ==========       ==========   ==========   ==========       ==========

Diluted earnings (loss) per share           $    (0.06)   $     0.16       $     0.10   $     0.06   $     0.10       $     0.16
                                            ==========    ==========       ==========   ==========   ==========       ==========

Shares used in computing diluted
     earnings (loss) per share                   227.1         227.1            227.9        223.9        223.9            223.9
                                            ==========    ==========       ==========   ==========   ==========       ==========


(a) Exit costs and related charges                        $    (34.4)                                $       --
(b) Changes in estimates related to exit
    activities                                            $       --                                 $     (0.1)
(c) Settlement of litigation                              $       --                                 $    (11.3)
(d) Acquired research and development for
    immaterial acquisition                                $       --                                 $     (0.2)
(e) Amortization of acquired technology
    & intangibles                                         $    (15.3)                                $    (19.4)
(f) Tax effect of special items                           $     14.3                                 $      8.5

BMC Software Exceeds Second Quarter EPS and Revenue Consensus Estimates
Page 11

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004

                                   (UNAUDITED)

                                                                                       Special             Excluding
                                                                     As Reported        Items            Special Items
                                                                     ------------    ------------        -------------

                                                                          (In millions, except per share data)
Revenues:
        License                                                      $      232.8    $         --         $      232.8
        Maintenance                                                         404.7              --                404.7
        Professional services                                                43.6              --                 43.6
                                                                     ------------    ------------         ------------
              Total revenues                                                681.1              --                681.1
                                                                     ------------    ------------         ------------

Selling and marketing expenses                                              255.9            (1.6)(a)            254.3
Research, development and support expenses                                  227.0             3.3(a)             230.3
Cost of professional services                                                43.7              --                 43.7
General and administrative expenses                                          92.6              --                 92.6
Settlement of litigation                                                     11.3           (11.3)(b)               --
Acquired research and development                                             0.2            (0.2)(c)               --
Amortization of acquired technology & intangibles                            35.5           (35.5)(d)               --
                                                                     ------------    ------------         ------------
              Total operating expenses                                      666.2           (45.3)               620.9
                                                                     ------------    ------------         ------------
              Operating income (loss)                                        14.9            45.3                 60.2
Other income, net                                                            33.3              --                 33.3
                                                                     ------------    ------------         ------------
              Earnings (loss) before income taxes                            48.2            45.3                 93.5
Income tax provision (benefit)                                               24.8             1.4(e,f)            26.2
                                                                     ------------    ------------         ------------
              Net earnings (loss)                                    $       23.4    $       43.9         $       67.3
                                                                     ============    ============         ============

Diluted earnings (loss) per share                                    $       0.10    $       0.20         $       0.30
                                                                     ============    ============         ============

Shares used in computing diluted earnings (loss) per share                  224.5           224.5                224.5
                                                                     ============    ============         ============


(a) Changes in estimates related to exit activities                  $        1.7
(b) Settlement of litigation                                         $      (11.3)
(c) Acquired research and development for immaterial acquisition     $       (0.2)
(d) Amortization of acquired technology & intangibles                $      (35.5)
(e) Tax effect of special items                                      $       12.5
(f) Adjustments to income tax accruals                               $      (11.1)